Exhibit 10.31

INCENTIVE AWARD PLAN

OF

OWENS-ILLINOIS, INC.

PHANTOM STOCK AGREEMENT

THIS PHANTOM STOCK AGREEMENT (the “Agreement”), dated as of                    , 20       is made by and between Owens-Illinois, Inc., a Delaware corporation (the “Company”) and                                  , an employee of the Company or a Parent Corporation or a Subsidiary (the “Employee”):

WHEREAS, the Company has established the 2005 Incentive Award Plan (the “Plan”); and

WHEREAS, the Plan provides for the issuance of phantom stock units, subject to certain vesting conditions thereon and to other conditions stated herein; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined it would be to the advantage and best interest of the Company and its stockholders to issue the Units provided for herein to the Employee in partial consideration of services rendered, or to be rendered, to the Company and/or its subsidiaries.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below, unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The masculine pronoun shall include the feminine and neuter and the singular the plural, where the context so indicates.

Section 1.1.           Cause

“Cause” shall mean dishonesty, disloyalty, misconduct, insubordination, failure to reasonably devote working time to assigned duties, failure or refusal to comply with any reasonable rule, regulation, standard or policy which from time to time may be established by the Company, including, without limitation, those policies set forth in the Owens-Illinois Policy Manual in effect from time to time, or failure to fully cooperate with any investigation of an alleged violation of any such rule, regulation, standard or policy.

Section 1.2.           Common Stock

“Common Stock” shall mean the common stock of the Company, $.01 par value.

Section 1.3.           Competing Business

“Competing Business” shall mean any person, corporation or other entity engaged in                                   or in any other country in which the Company, any Parent Corporation or any Subsidiary manufactures or sells its products, in the manufacture or sale of glass containers, plastic containers, plastic closures, plastic prescription containers, or any other products manufactured or sold by the Company, any Parent Corporation or any Subsidiary within the last two (2) years prior to the Employee’s Termination of Employment.

Section 1.4.           Disability

“Disability” shall mean the total disability of the Employee, as determined in the sole discretion of the Committee.

Section 1.5 — Exchange Act

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.6.           Fair Market Value

“Fair Market Value” of a share of the Company’s stock as of a given date shall be: (i) the closing price of a share of the Company’s stock on the principal exchange on which shares of the Company’s stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company’s stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.7.           Parent Corporation

“Parent Corporation” shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.8.           Plan

“Plan” shall mean the 2005 Incentive Award Plan of Owens-Illinois, Inc.

Section 1.9.           Rule 16b-3

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.10.        Secretary

“Secretary” shall mean the Secretary of the Company.

Section 1.11.        Securities Act

“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.12.        Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. “Subsidiary” shall also mean any partnership in which the Company and or any Subsidiary owns more than fifty (50%) percent of the capital or profits interests.

Section 1.13.        Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge or retirement; but excluding (a)  a termination where there is a simultaneous reemployment or continuing employment of the Employee by the Company, a Parent Corporation or a Subsidiary, (b)  a termination where the Employee continues a relationship (e.g., as a director or as a consultant) with the Company, a Parent Corporation or a Subsidiary, or (c) a termination resulting from the death or Disability of the Employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of this Agreement, the Company, any Parent Corporation or any Subsidiary has the absolute and unrestricted right to terminate the Employee’s employment at any time for any reason whatsoever, with or without Cause.

ARTICLE II.

ISSUANCE OF UNITS

Section 2.1.           Issuance of Units

 In consideration of the services rendered or to be rendered to the Company, a Parent Corporation or a Subsidiary and for other good and valuable consideration which the Committee has determined to be equal to the par value of its Common Stock, on the date hereof the Company awards to the Employee                               units of Phantom Stock (“Units”), upon the terms and conditions set forth in this Agreement.

Section 2.2.           No Right to Continued Employment

Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, any Parent Corporation or any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reasons whatsoever, with or without Cause.

ARTICLE III.

VESTING

Section 3.1.           Vesting of Units.

The Units shall vest either (i) as to 25% of the Units granted pursuant to this Agreement on each of the first four anniversaries of the date of grant of such Units, or (ii) in their entirety upon the Employee’s death or Disability prior to a Termination of Employment. Upon the vesting of Units and subject to Section 5.3, the Company shall cause certificates to be issued for one share of Common Stock for each vested Unit and delivered to the Employee or his legal representative.

Section 3.2.           Termination of Units Upon a Termination of Employment

Upon a Termination of Employment all Units awarded to the Employee pursuant to this Agreement which have not vested in accordance with Section 3.1 shall terminate immediately without payment of any consideration by the Company. No payment is due to the Employee upon such termination.

Section 3.3.           Merger, Consolidation, Acquisition, Liquidation or Dissolution

Notwithstanding any other provision of this Agreement, upon the merger or consolidation of the Company into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company’s assets or 51% or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee shall then provide by resolution adopted prior to such event that, at some time prior to the effective date of such event, all Units not previously terminated pursuant to Section 3.2 shall fully vest.

Section 3.4.           Adjustment

In the event of any change in the number of outstanding shares of Common Stock as a result of a stock dividend or stock split, the Company shall make a corresponding and proportionate adjustment in the number of Units credited to the Employee. If the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of securities of the Company other than by reason of a stock dividend or stock split, the Committee shall determine a similar appropriate adjustment, and the same shall be made in the number of Units then credited to the Employee.

ARTICLE IV.

NON-COMPETITION/NON-SOLICITATION

Section 4.1.           Covenant Not to Compete

The Employee covenants and agrees that prior to the Employee’s Termination of Employment and for a period of three (3) years following the Employee’s Termination of Employment, including without limitation termination for Cause or without Cause, the Employee shall not, in                                 or in any other country in which the Company, any Parent Corporation or any Subsidiary manufactures or sells it products, engage, directly or indirectly, whether as principal or as agent, officer, director, employee, consultant, shareholder or otherwise, alone or in association with any other person, corporation or other entity, in any Competing Business.

Section 4.2.           Non-Solicitation of Employees

The Employee agrees that prior to his Termination of Employment and for three (3) years following the Employee’s Termination of Employment, including without limitation termination for Cause or without Cause, the Employee shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee of the Company, any Parent Corporation or any Subsidiary to leave the employment of the Company, any Parent Corporation or any Subsidiary for any reason whatsoever, or hire any employee of the Company, any Parent Corporation or any Subsidiary except into the employment of the Company, a Parent Corporation or a Subsidiary.

Section 4.3            Equitable Relief

The Employee agrees that it is impossible to measure in money the damages that will accrue to the Company in the event that the Employee breaches any of the restrictive covenants provided in Sections 4.1 or 4.2 hereof. Accordingly, in the event that the Employee breaches any such restrictive covenant, the Company shall be entitled to an injunction restraining the Employee from further violating such restrictive covenant. If the Company shall institute any action or proceeding to enforce any such restrictive covenant, the Employee hereby waives the claim or defense that the Company has an adequate remedy at law and agrees not to assert such claim or defense. The foregoing shall not prejudice the Company’s right to require the Employee to account for and pay over to the Company, and the Employee hereby agrees to account for and pay over, any compensation, profits, monies, accruals or other benefits derived or received by the Employee as a result of any transaction constituting a breach of any of the restrictive covenants provided in Sections 4.1 or 4.2 hereof.

ARTICLE V.

MISCELLANEOUS

Section 5.1.           Administration

The Committee shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. All action taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan or this Agreement except with respect to matters which under Rule 16b-3, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Units, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

Section 5.2.           Units Not Transferable

No Unit or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3.           Conditions to Issuance of Stock Certificates

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

(a)           The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b)           The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable; and

(c)           The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

(d)           Subject to Section 5.9 the payment by the Employee of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon the vesting of Units; and

(e)           The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

Section 5.4.           Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States or                                       Postal Service.

Section 5.5.           Dividends

At such times as dividends are paid on the outstanding Common Stock, the Company shall calculate an equivalent dividend (the “Dividend Equivalent”) to be paid on each Unit. The Company shall pay such Dividend Equivalents to the Employee in the currency in which the Employee’s regular compensation is customarily paid as soon as administratively feasible after the dividend is paid on the Common Stock.

Section 5.6.           Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.7.           Conformity to Securities Laws

The Employee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.8.           Amendments

This Agreement and the Plan may be amended without the consent of the Employee provided that such amendment would not impair any rights of the Employee under this Agreement. No amendment of this Agreement shall, without the consent of the Employee, impair any rights of the Employee under this Agreement.

Section 5.9.           Tax Withholding

The Company’s obligation : (i) to issue or deliver to the Employee any certificate or certificates for shares of stock; or (ii) to pay to the Employee any dividends or make any distributions with respect to the Units, is expressly conditioned upon receipt from the Employee, on or prior to the date reasonably specified by the Company of:

(a)           Full payment (in cash or by check ) of any amount that must be withheld by the Company (or other employer corporation) for federal, state and/or local tax purposes; or

(b)           Subject to the Committee’s consent, full payment by delivery to the Company of unrestricted shares of the Company’s Common Stock previously owned by the Employee duly endorsed for transfer to the company by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of vesting or as of the date of the distribution) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

(c)           Subject to the Committee’s consent, a combination of payments provided for in the foregoing subsections (a) or (b).

Section 5.10.        Governing Law

This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, U.S.A. without regard to conflicts of laws thereof.

IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

OWENS-ILLINOIS, INC.

By:

	Its:	Senior Vice President

Employee

Address

Employee’s Taxpayer
Identification Number: